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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  ------------

                      February 18, 2004 (February 18, 2004)
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                Date of Report (Date of earliest event reported)

                                  Revlon, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

           Delaware                 1-11178                13-3662955
     -------------------- ------------------------ -------------------------
     (State or Other           (Commission File No.)        (I.R.S. Employer
      Jurisdiction of                                        Identification
      Incorporation)                                         No.)

      237 Park Avenue
      New York, New York                                     10017
      -----------------------------------   ---------------------------------
           (Address of Principal                           (Zip Code)
           Executive Offices)

                                 (212) 527-4000
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              (Registrant's telephone number, including area code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 9. REGULATION FD DISCLOSURE

            In connection with a confidentiality agreement, dated as of January 13, 2004, between Revlon, Inc. (the "Company") and Fidelity Management & Research Co. ("Fidelity"), and the consideration by Fidelity of the transactions contemplated by the Support Agreement executed by Fidelity and the Company on February 12, 2004, the Company disclosed certain material, non-public information (the "Presentation Information") to Fidelity. The terms of the Confidentiality Agreement expressly required Fidelity to maintain the Presentation Information as confidential information and not to disclose it or use it other than in connection with Fidelity's evaluation of the debt reduction transactions. The Presentation Information provided to Fidelity included management's forecasts, projections, estimates, objectives, vision, plans, strategies, beliefs, destination, expectations, records and certain historical information regarding the Company. Portions of the Presentation Information were prepared by the Company based upon, among other things, the anticipated future results of operation of the Company after giving affect to the implementation of various aspects of its strategic plan.

            The Presentation Information is divided into the following major components: (i) the Company's historical financial performance, including its 2003 forecasted results as of the date of the presentation, which occurred on January 14, 2004; (ii) the Company's long-term vision, referred to in the Presentation Information as its "Success Journey"; (iii) a long-term look at what the Company referred to in the Presentation Information as its "Destination Model", being the Company's longer term target for various components of its income statement, including an arithmetic application of the "Destination Model" margins to certain aspects of the Company's 2004 plan profit and loss statement;
(iv) a breakout of assumed growth drivers of the Company's 2004 plan and the Company's estimates of its financial performance during 2004, including gross sales, net sales, operating income, and adjusted EBITDA; (v) the "Basis of Presentation", "Guiding Principles" and other assumptions regarding the Company's category, market share and consumption growth; (vi) the assumed potential margin improvements over time from various "transformation initiatives", including improving in-store merchandising; redesigning the Company's promotional process, reducing the Company's cost of goods sold, improving the Company's product development processes, introduction and lifecycle management, improving the Company's international supply chain and improving market effective innovation which entails strategic product development, marketing and advertising; (vii) the Company's estimate of the impact of various key initiatives (value analysis, packaging rationalization, direct sourcing, indirect sourcing, SKU rationalization and demand/supply planning) on its 2003 financial performance and on its plan for 2004 and 2005;
(viii) the Company's estimate of the potential impact of certain growth initiatives on its 2004 plan gross sales and operating income for its international business and on gross sales for its North America business; (ix) certain aspects of the Company's financial performance over the 2000 to 2003 period; (x) quantification of growth plan charges and estimated benefits; and
(xi) a reconciliation of adjusted EBITDA to reported adjusted EBITDA for 2000, 2001, 2002 and 2003 (forecasted), as well as an adjusted EBITDA bridge reconciling 2003 (forecasted) to 2004 (projected), in each case with various adjustments.

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            As certain financial information included within the Presentation
Information consisted of non-GAAP amounts, such non-GAAP amounts are reconciled to the Company's most directly comparable GAAP measures in the accompanying financial tables beginning on page 32 et. seq. (the "Reconciliation Information"). Such non-GAAP measures include Adjusted EBITDA (See "Basis of Presentation") as well as ongoing operations. As stated in the "Basis of Presentation", the Company believes that Adjusted EBITDA is useful in understanding the financial operating performance and underlying strength of the Company's business, excluding the effects of certain factors, including gains/losses on foreign currency transactions, gains/losses on the sale of assets, miscellaneous expenses and interest, taxes, depreciation, and amortization, and thus the Company believes that Adjusted EBITDA is a financial metric that can assist the Company and investors in assessing the Company's financial operating performance and liquidity. Similarly, the Company believes that information presented on an "ongoing operations" basis, which excludes the disposition of brands and businesses, restructuring, additional consolidation costs (primarily associated with the closing of the Company's Phoenix and Canada facilities), executive severance and expenses related to the acceleration of aspects of the implementation of the Company's stabilization and growth phase of its plan, is useful to the Company and investors in understanding the Company's financial operating performance and underlying strength of its business without the impact of such items.

            THE COMPANY DOES NOT GENERALLY PUBLISH ITS STRATEGIC PLANS OR MAKE EXTERNAL PROJECTIONS OF ITS ANTICIPATED FINANCIAL POSITION OR RESULTS OF OPERATIONS OR THE TYPE OF FORWARD LOOKING INFORMATION IN THE PRESENTATION INFORMATION. ACCORDINGLY, THE COMPANY DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE PRESENTATION INFORMATION PROVIDED TO FIDELITY TO REFLECT ACTUAL RESULTS OF OPERATIONS, CHANGES IN FINANCIAL CONDITION, CHANGES IN ESTIMATES, EXPECTATIONS OR ASSUMPTIONS OR OTHER CIRCUMSTANCES ARISING AND/OR EXISTING SINCE THE PREPARATION OF THE PRESENTATION INFORMATION OR TO REFLECT THE OCCURRENCE OF ANY UNANTICIPATED EVENTS. FURTHER, THE COMPANY DOES NOT INTEND TO UPDATE OR REVISE THE PRESENTATION INFORMATION PROVIDED TO FIDELITY TO REFLECT CHANGES IN GENERAL ECONOMIC, INDUSTRY OR COSMETICS CATEGORY CONDITIONS.

            The Presentation Information provided to Fidelity was not prepared with a view toward general use, but rather was prepared for the limited purpose of providing information to Fidelity at a point in time to enable it to evaluate its participation in possible debt reduction transactions. Statements made in the Presentation Information which are not historical are forward looking statements and are based on estimates, objectives, vision, projections, forecasts, plans, strategies, beliefs, destinations and expectations of Revlon's management, and thus are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results may differ materially from such forward looking statements for a number of reasons, including, without limitation, those set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

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            The data contained in the Presentation Information was provided as of January 14, 2004 and represented the Company's then forecasted financial results for the fiscal year ended December 31, 2003. For more recent information concerning the Company's actual financial results for the fiscal year ended December 31, 2003, please see the Company's earnings release issued on February 12, 2004, as filed with the SEC on Form 8-K on the same date.


            A copy of the Presentation Information is furnished herewith as
Exhibit 99.1.


  Exhibit No.        Description
  -----------        -----------

  Exhibit 99.1       Presentation Information and Reconciliation Information.














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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             REVLON, INC.


                                             By: /s/ Robert K. Kretzman
                                                -----------------------
                                             Robert K. Kretzman
                                             Executive Vice President, General
                                             Counsel and Chief Legal Officer


Date: February 18, 2004

                                  EXHIBIT INDEX


     Exhibit No.       Description
     -----------       -----------

     Exhibit 99.1      Presentation Information and Reconciliation Information.









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